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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File Nos. 333-72648, 333-12411 and 333-93201), and the
Registration Statement on Form S-3 (File No. 333-77014, 333-81457 and 333-36798) of Cambridge Heart, Inc., of our report dated January 24, 2002 which appears in the Annual Report on Form 10-K for the year ended December 31, 2001.

Boston, Massachusetts
March 27, 2002